united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 4/30

Date of reporting period: 4/30/18

Item 1. Reports to Stockholders.

KCM Macro Trends Fund

Annual Report
April 30, 2018

1-877-275-5599
www.KCMTX.com.

Distributed by Northern Lights Distributors, LLC
Member FINRA

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of KCM Macro Trends Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC.
Member FINRA

April 30, 2018 Dear Fellow Shareholders -

We’re pleased to announce that the KCM Macro Trends Fund (KCMTX or the “Fund”)

1.	Won the 2018 Thomson-Reuters Lipper Best Alternative Global Macro Fund Award - 5 years;

2.	Holds Morningstar’s highest overall 5-star rating*; and

3.	Ranks in the top 1% out of 147 Morningstar Multi-Alternative category funds based on total return for the 5-year period ending April 30, 2018.[1]

INVESTMENT STRATEGY

The KCM Macro Trends Fund is a liquid, equity-focused macro fund with the flexibility to invest globally and tactically, including long/short, across all asset classes. The Fund’s flexible mandate gives it the ability to invest globally in a wide variety of asset classes, company sizes, industries and equity types (growth vs. value). It can also employ leverage to accentuate market moves and hedge in an effort to control risk and manage volatility. Quantitative, top-down hedging and bottoms-up stock picking tools are used which we believe have the added benefit of reducing emotion and behavioral biases in investment decision-making.

Morningstar classifies the Fund as a Multi-Alternative fund because of its tactical mandate which allows it to move in and out of markets or market sectors based upon the manager’s assessment of potential risk and reward. Many funds must stay invested 100% of the time even in major down markets. Unlike those funds, the Fund can move to cash or take short positions with the objectives of minimizing risk and/or capitalizing on the new trend.

INVESTMENT PHILOSOPHY

The KCM Macro Trends Fund employs a risk-averse investment strategy predicated on the belief that strong long-term investment results are best achieved through the compounding of reasonable gains and the avoidance of major losses. The Fund strives to be nimble and responsive to significant market cycle changes by moving out of “harm’s way” during recessions and capitalizing on opportunistic equity strategies during stronger markets. Said another way, the Fund strives to both “manage and participate” by “de-risking” the portfolio in dangerous markets and “re-risking” or “re-engaging” the portfolio to return generating assets when markets are stronger.

[1]	KCMTX is similarly ranked in the top 2% and 3% out of 362 and 279 multi-alternative funds, respectively, for the one- and three year periods ending April 30, 2018, based on total return.

INVESTMENT PROCESS

1.	Long-term growth of capital

The Fund’s mandate gives it the flexibility to invest globally in any asset class, long or short. We believe, however, that owning common stocks offers the greatest opportunity to grow capital over time. We therefore start by determining if we want to be invested in stocks. We make this determination via equity exposure rules. We call this our “Risk On/Risk Off” hedging process.

If Risk is On, we become stock pickers. Last year we implemented several quantitative, equity strategies, via algorithms, to make the buy/sell decision. These algorithms are based on fundamental input and are designed to exploit opportunities in the market place. This is the same approach we have always used, but with emotion and behavioral bias removed from the buy sell/equation by the algorithms. Our testing of the algorithms prior to implementation demonstrated a more efficient and profitable outcome for the Fund, over long and short-term periods, past and future. As before, each strategy focuses on various factors, both fundamental (such as earnings, debt, free cash flow, dividends and industry leadership) and technical (including price, momentum, volume, volatility and breadth). Each has its own ranking system and buy/sell rules.

Most of our strategies set exposure ceilings of 25-35% on any one sector, with individual names limited to about 3%. We believe this diversification reduces sector and stock-specific risk. International allocations are made in the same manner and held in American Depositary Receipts (ADRs).

2.	Preservation of capital

If Risk is Off, we will hedge using three approaches: (a) buying ETFs that act inverse to the stock market to create a market neutral or net short posture, (b) option trades that accomplish the same thing, and (3) by investing in non-correlated asset classes such as bonds, precious metals or currencies through the use of ETFs.

We also have a plan for exiting the hedge. This too is rules-based and very important. We want to get back in to the market as soon as possible in order to catch the rally off the bottom which is often the most profitable leg up in a new bull market.

3.	Tax efficiency

Although not our primary focus, we build stock strategies with portfolio turnover in mind in order to maximize our chance for long-term capital gains. We want stocks we can own for several months to several years. In addition, we prefer to build strategies that hold on to winners longer, and cut losers earlier.

We also seek to reduce turnover with our hedging process. First, by using leveraged inverse ETFs or the options market to put on hedges, we are able to stay partially invested. This enables us to build a market neutral position without having to raise a lot of cash and realize gains.

4.	Our edge

We believe our equity exposure and stock selection tools give us two distinct advantages over our competitors and the market.

First, our Risk On/Risk Off market exposure process tells us when to be invested in stocks. Hedging can be very tricky. Hedge too early and you get whipsawed (market resumes trend

up). Remove the hedge too late and you miss the rally off the bottom. This quantitative tool gives us direction.

Second, our quantitative, fundamentally-based stock selection models tell us when to buy and sell stocks. This, as noted above, reduces both emotion and behavioral bias in the decision. We’ve found that most investors have a good buy philosophy, but poor sell discipline. Our quantitative models assist with both sides of the trade.

HIGHLY-RANKED PERFORMANCE

As noted above, the Fund ranks in the top 1% of its Morningstar Multialternative (flexible strategy) category out of 147 funds for the five year-period ending April 30, 2018, based on total return, with an annualized return of 9.21%. The Fund also ranks in the top 2% and 3% for the 1 and 3-year periods out of 362 and 279 funds.

The Fund returned 17.25% over the last twelve months, which is nearly 4% better than the S&P 500 Total Return, including dividends.

Our investment approach has worked very well over time.

During the 2008-2009 “Financial Crisis,” the Fund missed 67.5% of the market downturn (measured from the Fund’s August 2008 inception date through the S&P 500’s bear market bottom on March 9, 2009). During this period, the S&P 500 Index was down 44.92%; the Fund was down 14.61%. As a result, the Fund recovered its losses by May 2009. By comparison, it took the S&P another 20 months to recover its losses for the same period.

In 2009, the Fund was up 26.16% vs. 26.45% for the S&P 500. We were particularly pleased with this result in that the Fund was able to move from a defensive position to a growth position in a timely manner.

The 2011-12 time-frame presented a different market environment due to multiple, sudden injections of cash into the economy by the Federal Reserve, i.e., Quantitative Easing. Without QE, it is likely that our economy would have once again descended into a deep recession. Accordingly, we relaxed our hedging process to accommodate the new market environment, one characterized by high volatility and the safety net of QE. As a result, we stayed invested throughout the next two years, were up 44%, and outperformed our Morningstar category by 36%.

We attribute the Fund’s strong relative performance of 17.25% over the last twelve months to two factors. First, our systems kept us fully invested in equities for most of the period, thus capitalizing on the equity rally. Second, our proprietary, fundamentally-based stock selection algorithms added significant alpha to the portfolio in the healthcare and financial sectors, picking names like Aetna (55%) and Texas Pacific Land Trust (84%). As a result, the Fund outpaced its primary benchmark, the HFRX Equity Hedge Index, by 8.35%, and its Morningstar Multialternative category peers by 14.77%.

The performance data quoted here represents past performance and is not a guarantee of future results. Performance current to the most recent month-end may be lower or higher and can be obtained by calling 1-800-945-2125. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. As of the most recent prospectus dated August 28, 2017, the Fund’s total annual operating expense ratio is 1.65%.

IN CLOSING

We believe that the ability to utilize all available investment tools and styles enhances our ability to preserve and grow client portfolios. A substantial portion of our personal net worth is invested in the Fund to align our interests with our client’s interests. We sincerely appreciate the trust and confidence of our investors and believe that our approach to investing will add value to every client’s long-term financial well-being.

Martin L. Kerns, II	Parker Binion
President & CEO	Chief Investment Officer
Portfolio Manager	Portfolio Manger

*	KCMTX received an overall rating of 5-Stars from Morningstar. The Fund was rated against 285 and 148 US-domiciled Multi-Alternative funds for the three and five-year periods ending April 30, 2017. KCMTX received Morningstar Ratings of five stars for both periods.

© 2018 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The Morningstar Rating does not include any adjustment for sales loads. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics.

Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. Ratings and Rankings are just two forms of performance measurement.

Mutual Funds involve risk including possible loss of principal. Investors should carefully consider the investment objectives, risks, charges and expenses of the KCM Macro Trends Fund before investing. The Fund may invest in small, less well-known companies, which may be subject to more erratic market movements than large-cap stocks; foreign securities, which are subject to currency fluctuations and political uncertainty; and derivative securities, which may carry market, credit, and liquidity risks. The Fund may also engage in short selling activities, which are riskier than “long” positions because the potential loss on a short sell is unlimited. The Fund may use leveraging and/or hedging techniques that could fail if changes in the value of the derivative do not correlate with the securities being hedged. These risks may result in greater share price volatility. This and other important information about the Fund is contained in the prospectus, which can be obtained on the Advisor’s website or by calling 1-800-945-2125. The prospectus should be read carefully before investing. The KCM Macro Trends Fund is distributed by Northern Lights Distributors, LLC. Kerns Capital Management, Inc. and Northern Lights Distributors, LLC are not affiliated.

Multi-Alternative Category Funds offer investors exposure to several different alternative investment tactics. Funds in this category have a majority of their assets exposed to alternative strategies, including long/short strategies, and can include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes.

The HFRX Equity Hedge Index strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Source: Hedge Fund Research, Inc.

Lipper, Inc: The Best Alternative Global Macro Fund award is granted to the fund in the Alternative Global Macro category with the highest Lipper Leader score for Consistent Return over the 5-year period as of 11.30 of the prior year. Lipper awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds’ historical risk-adjusted returns, relative to peers. KCMTX won out of 208 comparable shareclasses. From Thomson Reuters Lipper Awards, © 2018 Thomson Reuters. All rights reserved. Used by permission and protected by the Copyright Laws of the United States. The printing, copying, redistribution, or retransmission of this Content without express written permission is prohibited. Lipper, a wholly owned subsidiary of Thomson Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

The S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

Hedge: Making an investment to reduce the risk of adverse price movements in an asset. Normally, a hedge consists of taking an offsetting position in a related security, such as a futures contract or inverse ETF.

3549-NLD-5/18/2018

KCM Macro Trends Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2018

Comparison of the Change in Value of a $10,000 Investment

Annualized Total Returns as of April 30, 2018

				Annualized	Annualized
				Since	Since
		Annualized		Inception	Inception
	One	Three	Annualized	(August 4,	(March 20,
	Year	Year	Five Year	2008)	2017)
KCM Macro Trends Fund - Class R-1*	17.25%	7.55%	9.21%	6.86%	N/A
KCM Macro Trends Fund – Class Institutional**	17.49%	N/A	N/A	N/A	15.82%
HFRX Equity Hedge Index***	6.98%	1.51%	2.89%	0.07%	6.80%

*	Class R-1 commenced operations on August 4, 2008.

**	Class Institutional commenced operations on March 20, 2017.

***	The HFRX Equity Hedge Index is an unmanaged index designed to measure daily performance representative of long-short equity hedge funds. Indices are adjusted for the reinvestment of capital gains and income dividends. Investors cannot invest directly in an index.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The Fund’s total gross annual operating expenses, including the expenses of investing in underlying funds, are 1.65% for Class R-1 and 1.40% for Class Institutional per the prospectus dated August 28, 2017. The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of fund shares. For performance information current to the most recent month-end, please call 1-877-275-5599.

^	Based on total portfolio market value as of April 30, 2018.

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

KCM Macro Trends Fund
PORTFOLIO OF INVESTMENTS
April 30, 2018

Shares	Security	Fair Value
	COMMON STOCK - 99.6%
	ADVERTISING - 1.3%
14,550	Omnicom Group, Inc.	$1,071,753

	AIRLINES - 0.9%
11,650	United Continental Holdings, Inc. *	786,841

	APPAREL - 1.0%
12,450	NIKE, Inc.	851,456

	AUTO MANUFACTURERS - 2.1%
14,850	Blue Bird Corp. *	352,688
22,200	PACCAR, Inc.	1,413,474
		1,766,162
	BANKS - 3.4%
7,000	Banco Macro SA - ADR	678,440
31,700	Banco Santander Brasil SA - ADR	343,628
16,550	Citizens Financial Group, Inc.	686,660
7,700	Grupo Financiero Galicia SA - ADR	492,184
10,650	SunTrust Banks, Inc.	711,420
		2,912,332
	CHEMICALS - 3.8%
8,450	Air Products & Chemicals, Inc.	1,371,351
3,800	International Flavors & Fragrances, Inc.	536,788
5,050	Monsanto Co	633,119
6,650	LyondellBasell Industries NV	703,104
		3,244,362
	COMMERCIAL SERVICES - 4.4%
7,400	CorVel Corp. *	362,970
1,350	Graham Holdings Co.	814,118
12,650	Heidrick & Struggles International, Inc.	476,273
4,800	Medifast, Inc.	481,824
13,800	Robert Half International, Inc.	838,350
4,150	S&P Global, Inc.	782,690
		3,756,225
	COMPUTERS - 6.5%
3,200	Apple, Inc.	528,832
14,400	DXC Technology Co.	1,484,064
27,950	HP, Inc.	600,645
15,900	Infosys, Ltd. - ADR	280,953
5,350	International Business Machines Corp.	775,536
24,200	Western Digital Corp.	1,906,718
		5,576,748
	DIVERSIFIED FINANCIAL SERVICES - 5.1%
9,300	American Express Co.	918,375
23,250	E*TRADE Financial Corp. *	1,410,810
5,950	KB Financial Group, Inc. - ADR	335,580
16,550	Nasdaq, Inc.	1,461,696
5,750	Yirendia, Ltd. - ADR	202,802
		4,329,263

See accompanying notes to financial statements.

KCM Macro Trends Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2018

Shares	Security	Fair Value
	COMMON STOCK - 99.6% (Continued)
	ELECTRIC - 1.9%
35,150	PG&E Corp.	$1,620,415

	ELECTRONICS - 0.7%
10,500	Garmin, Ltd.	616,035

	ENVIRONMENTAL CONTROL - 0.4%
6,500	US Ecology, Inc.	346,450

	HEALTHCARE-PRODUCTS - 0.8%
515	Atrion Corp.	320,382
6,200	Orthofix International NV *	378,324
		698,706
	HEALTHCARE-SERVICES - 11.3%
6,850	Addus HomeCare Corp. *	359,625
8,250	Anthem, Inc.	1,946,917
7,350	Humana, Inc.	2,162,223
9,700	Medpace Holdings, Inc. *	358,803
18,550	Molina Healthcare, Inc. *	1,544,288
3,425	UnitedHealth Group, Inc.	809,670
11,200	Universal Health Services, Inc.	1,279,040
5,700	WellCare Health Plans, Inc. *	1,169,412
		9,629,978
	HOME BUILDERS - 2.4%
68,550	PulteGroup, Inc.	2,081,178

	HOME FURNISHINGS - 1.8%
9,750	Whirlpool Corp.	1,510,762

	INSURANCE - 9.2%
15,950	Aflac, Inc.	726,842
5,900	Everest Re Group, Ltd.	1,372,753
26,250	Hartford Financial Services Group, Inc.	1,413,300
20,600	Lincoln National Corp.	1,455,184
28,800	ProAssurance Corp.	1,362,240
7,150	Torchmark Corp.	620,191
6,600	Travelers Cos, Inc.	868,560
		7,819,070
	INTERNET - 2.1%
550	Amazon.com, Inc. *	861,372
15,850	Perficient, Inc. *	391,970
17,150	TechTarget, Inc. *	357,577
14,250	Vipshop Holdings, Ltd. - ADR *	220,590
		1,831,509
	IRON/STEEL - 1.5%
11,100	Nucor Corp.	683,982
14,550	Ternium SA - ADR	577,198
		1,261,180

See accompanying notes to financial statements.

KCM Macro Trends Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2018

Shares	Security	Fair Value
	COMMON STOCK - 99.6% (Continued)
	LEISURE TIME - 0.5%
16,950	MCBC Holdings, Inc. *	$406,800

	LODGING - 1.1%
6,500	China Lodging Group Ltd. - ADR	907,790

	MACHINERY - CONSTRUCTION & MINING - 1.0%
6,000	Caterpillar, Inc.	866,160

	MACHINERY - DIVERSIFIED - 3.5%
3,250	Alamo Group, Inc.	355,778
13,300	Cummins, Inc.	2,126,138
3,900	Deere & Co.	527,787
		3,009,703
	MISCELLANEOUS MANUFACTURING - 4.8%
3,450	3M Co.	670,645
9,000	Eaton Corp PLC	675,270
15,600	Ingersoll-Rand PLC	1,308,684
22,000	Pentair PLC	1,480,160
		4,134,759
	OIL & GAS - 3.1%
14,750	Cimarex Energy Co.	1,483,702
7,200	Total SA - ADR	450,792
6,350	Valero Energy Corp.	704,406
		2,638,900
	PHARMACEUTICALS - 7.5%
8,500	Grifols SA - ADR	172,720
8,550	Eli Lilly & Co.	693,149
23,250	HERBALIFE NUTRITION, Ltd. *	2,458,222
35,300	Merck & Co., Inc.	2,078,111
3,400	Novartis AG - ADR	260,746
4,850	Novo Nordisk A/S - ADR	227,659
4,550	USANA Health Sciences Inc. *	480,252
		6,370,859
	REAL ESTATE - 0.9%
6,550	RE/MAX Holdings, Inc.	354,682
5,550	RMR Group, Inc.	412,920
		767,602
	RETAIL - 10.5%
32,500	Foot Locker, Inc.	1,400,100
15,900	Genuine Parts Co.	1,404,288
69,200	Macy’s, Inc.	2,150,044
5,950	McDonald’s Corp.	996,268
8,950	Movado Group, Inc.	353,078
8,700	Ross Stores, Inc.	703,395
37,150	Tapestry, Inc.	1,997,555
		9,004,728

See accompanying notes to financial statements.

KCM Macro Trends Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2018

Shares	Security	Fair Value
	COMMON STOCK - 99.6% (Continued)
	SEMICONDUCTORS - 0.4%
1,900	ASML Holding NV - ADR	$358,055

	SOFTWARE - 4.7%
8,200	Appfolio, Inc. *	393,190
45,400	CA, Inc.	1,579,920
5,825	Electronic Arts, Inc. *	687,233
10,000	Momo, Inc. *	349,000
1,425	NetEase, Inc. - ADR	366,325
1,825	SAP SE - ADR	202,265
15,800	Upland Software, Inc. *	429,286
		4,007,219
	TELECOMMUNICATIONS - 1.0%
13,200	Cisco Systems, Inc.	584,628
2,600	Nice Ltd. * - ADR	247,442
		832,070

	TOTAL COMMON STOCK (Cost - $81,157,873)	85,015,070

	SHORT-TERM INVESTMENTS - 0.2%
155,810	Short-Term Investments Trust - Liquid Assets Portfolio - Cash Management Class, 1.00%**	155,810
	TOTAL SHORT-TERM INVESTMENTS (Cost - $155,810)

	TOTAL INVESTMENTS - 99.8% (Cost - $81,313,683) (a)	$85,170,880
	OTHER ASSETS LESS LIABILITIES - 0.2%	182,722
	NET ASSETS - 100.0%	$85,353,602

ADR - American Depositary Receipt

*	- Non-income producing security.

**	- Money Market Fund; interest rate reflects seven-day effective yield on April 30, 2018.

See accompanying notes to financial statements.

KCM Macro Trends Fund
STATEMENT OF ASSETS AND LIABILITIES
For the Year Ended April 30, 2018

ASSETS
Investment securities:
At cost	$81,313,683
At value	85,170,880
Receivable for securities sold	15,380,856
Receivable for Fund shares sold	15,293
Dividends and interest receivable	49,966
Prepaid expenses and other assets	38,377
TOTAL ASSETS	100,655,372

LIABILITIES
Payable for investments purchased	15,066,924
Fund shares repurchased	67,711
Investment advisory fees payable	73,883
Payable to Related Parties	21,310
Distribution (12b-1) fees payable	51,756
Accrued expenses and other liabilities	20,186
TOTAL LIABILITIES	15,301,770
NET ASSETS	$85,353,602

Net Assets Consist Of:
Paid in capital	$71,053,056
Accumulated net realized gain from security transactions	10,443,349
Net unrealized appreciation of investments	3,857,197
NET ASSETS	$85,353,602

Class R-1
Net Assets	$84,790,415
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	6,385,940

Net asset value and redemption price per share (Net assets/Shares of Beneficial Interest)	$13.28

Class Institutional
Net Assets	$563,187
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	42,397

Net asset value and redemption price per share (Net assets/Shares of Beneficial Interest)	$13.28

See accompanying notes to financial statements.

KCM Macro Trends Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2018

INVESTMENT INCOME
Dividends (less $22,379 in foreign taxes)	$1,594,563
Interest	31,194
TOTAL INVESTMENT INCOME	1,625,757

EXPENSES
Investment advisory fees	867,357
Distribution (12b-1) fees:
Class R-1	216,480
Administrative services fees	105,018
Registration fees	51,813
Accounting services fees	39,606
Transfer agent fees	30,467
Legal fees	21,868
Printing and postage expenses	20,275
Professional fees	19,844
Audit fees	17,957
Trustees’ fees and expenses	12,766
Custodian fees	12,268
Insurance expense	2,655
Other expenses	2,991
TOTAL EXPENSES	1,421,365

NET EXPENSES	1,421,365

NET INVESTMENT INCOME	204,392

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS
Net realized gain from security transactions and foreign currencies	15,672,144
Net change in unrealized depreciation of investments	(1,541,380)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	14,130,764

NET INCREASE IN NET ASSETS FROM OPERATIONS	$14,335,156

See accompanying notes to financial statements.

KCM Macro Trends Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	April 30, 2018	April 30, 2017
FROM OPERATIONS
Net investment income	$204,392	$255,220
Net realized gain from security transactions	15,672,144	5,909,793
Net change in unrealized appreciation (depreciation) of investments	(1,541,380)	4,803,881
Net increase in net assets resulting from operations	14,335,156	10,968,894

DISTRIBUTIONS TO SHAREHOLDERS
Class R-1:
From net investment income	(347,562)	—
From net capital gains	(10,669,369)	(2,787,173)
Class R-2:
From net capital gains	—	(5,373)
Class Institutional:
From net investment income	0 (c)	—
From net capital gains	(2)	—
Net decrease in net assets from distributions to shareholders	(11,016,933)	(2,792,546)

FROM SHARES OF BENEFICIAL INTEREST
Class R-1:
Proceeds from shares sold	19,545,841	9,160,381
Reinvestment of dividends	10,971,238	2,747,481
Shares transferred from R-2	—	139,152
Payments for shares redeemed	(31,036,709)	(21,510,169)
Net increase (decrease) in net assets from shares of beneficial interest	(519,630)	(9,463,155)
Class R-2 (a):
Proceeds from shares sold	—	82,000
Reinvestment of dividends	—	5,373
Shares transferred to R-1	—	(139,152)
Payments for shares redeemed	—	(13,659)
Net decrease in net assets from shares of beneficial interest	—	(65,438)
Class Institutional (b):
Proceeds from shares sold	555,950	28
Reinvestment of dividends	2	—
Payments for shares redeemed	—	(13)
Net increase in net assets from shares of beneficial interest	555,952	15

Net increase (decrease) in net assets from shares of beneficial interest	36,322	(9,528,578)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,354,545	(1,352,230)

NET ASSETS
Beginning of Year	81,999,057	83,351,287
End of Year *	$85,353,602	$81,999,057
* Includes accumulated net investment income (loss) of:	$—	$99,069

(a)	Class R-2 closed on April 7, 2017

(b)	Institutional Class of the KCM Macro Trends Fund commenced operations March 20, 2017.

(c)	Amount represents less than $.50.

See accompanying notes to financial statements.

KCM Macro Trends Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	April 30, 2018	April 30, 2017
SHARE ACTIVITY
Class R-1
Shares Sold	1,456,034	744,238
Shares Reinvested	840,064	223,736
Shares transferred from R-2	—	11,009
Shares Redeemed	(2,318,051)	(1,775,270)
Net decrease in shares of beneficial interest outstanding	(21,953)	(796,287)

Class R-2 (a)
Shares Sold	—	6,865
Shares Reinvested	—	461
Shares transferred to R-1	—	(11,625)
Shares Redeemed	—	(1,151)
Net decrease in shares of beneficial interest outstanding	—	(5,450)

Class Institutional (b)
Shares Sold	42,396	2
Shares Reinvested	0 (d)	—
Shares Redeemed	—	(1)
Net increase in shares of beneficial interest outstanding	42,396	1

(a)	Class R-2 closed on April 7, 2017

(b)	Institutional Class of the KCM Macro Trends Fund commenced operations March 20, 2017.

(d)	Amount represents less than 0.50 shares.

See accompanying notes to financial statements.

KCM Macro Trends Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class R-1
	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	April 30, 2018	April 30, 2017	April 30, 2016	April 30, 2015	April 30, 2014

Net asset value, beginning of year	$12.80	$11.56	$12.57	$12.63	$12.12
Activity from investment operations:
Net investment income (loss) (1)	0.03	0.04	(0.04)	(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments	2.15	1.64	(0.90)	1.07	1.92
Total from investment operations	2.18	1.68	(0.94)	1.01	1.83
Less distributions from:
Net investment income	(0.05)	—	(0.02)	(0.05)	(0.03)
Net realized gains	(1.65)	(0.44)	(0.05)	(1.02)	(1.29)
Total distributions	(1.70)	(0.44)	(0.07)	(1.07)	(1.32)
Net asset value, end of year	$13.28	$12.80	$11.56	$12.57	$12.63
Total return (2)	17.25%	14.70%	(7.50)%	8.22%	15.38%
Net assets, end of period (000s)	$84,790	$81,999	$83,291	$93,253	$78,660
Ratio of expenses to average net assets (3)	1.64%	1.62%	1.55%	1.55%	1.60%
Ratio of net investment (loss) to average net assets (4)	0.24%	0.31%	(0.30)%	(0.45)%	(0.71)%
Portfolio Turnover Rate	534%	318%	437%	183%	272%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Assume reinvestment of all dividends and distributions if any

(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests

See accompanying notes to financial statements.

KCM Macro Trends Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Institutional Class
	For the Year	For the Period
	Ended	Ended
	April 30, 2018	April 30, 2017 (1)

Net asset value, beginning of period	$12.80	$12.77
Activity from investment operations:
Net investment loss (2)	0.04	—	*
Net realized and unrealized loss on investments	2.18	0.03
Total from investment operations	2.22	0.03
Less distributions from:
Net investment income	(0.09)	—
Net realized gains	(1.65)	—
Total distributions	(1.74)	—
Net asset value, end of period	$13.28	$12.80
Total return	17.49%	0.23	% (5)
Net assets, end of period (7)	$563,187	$15
Ratio of expenses to average net assets (3)	1.63%	1.37	% (6)
Ratio of net investment income to average net assets (4)	0.31%	0.00	% (6)
Portfolio Turnover Rate	534%	318	% (5)

*	Amount represents less than $0.005 per share.

(1)	Institutional Class of the KCM Macro Trends Fund commenced operations on March 20, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Not Annualized.

(6)	Annualized

(7)	Amount is actual; not presented in thousands

See accompanying notes to financial statements.

KCM Macro Trends Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2018

1.	ORGANIZATION

The KCM Macro Trends Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is long-term growth of capital. As a secondary goal, the Fund seeks to manage volatility and market risk. The Fund offers two classes of shares designated as Class R-1 and Class Institutional. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing distribution charges. Class R-1 commenced operations on August 4, 2008, and Institutional Class commenced operations on March 20, 2017.

Class R-1 shares and Institutional Class shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service fees and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

KCM Macro Trends Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of trustees of the open-end investment companies. The shares of many closed-end investments companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (“Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor, the applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private

KCM Macro Trends Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

KCM Macro Trends Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2018 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$85,015,070	$—	$—	$85,015,070
Short Term Investments	155,810	—	—	155,810
Total	$85,170,880	$—	$—	$85,170,880

The Fund did not hold any Level 3 securities during the period.

There were no transfers between Levels during the period presented. It is the Fund’s policy to record transfers between levels at the end of the reporting period.

*	Please refer to the Portfolio of Investments for industry classifications.

Exchange Traded Funds (“ETFs”) – The Fund may invest in exchange traded funds. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. There are risks of owning the underlying securities the ETFs are designed to track, and the lack of liquidity of an ETF may result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security transactions and related income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

KCM Macro Trends Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

Federal income tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for Federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2015 - 2017, or expected to be taken in the Fund’s 2018 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification –The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended April 30, 2018, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $443,781,601 and $454,816,876, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Kerns Capital Management, Inc. serves as the Fund’s Investment Advisor (the “Advisor”). Pursuant to an advisory agreement between the Trust and the Advisor, with respect to the Fund, the Advisor, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an

KCM Macro Trends Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

annual rate of 1.00% of the Fund’s average daily net assets. For the year ended April 30, 2018, the Fund incurred $867,357 of advisory fees.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board of the Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plans for Class R-1 and Institutional Class (the “Plans”), as amended, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plans, the Fund may pay up to 0.25% and 0.00% of its average daily net assets for Class R-1 shares and Institutional Class shares, respectively. For the year ended April 30, 2018, pursuant to the Plans, Class R-1 shares paid $216,480 and Institutional Class paid $0.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at April 30, 2018, was as follows:

Cost for Federal Tax purposes	$81,687,771

Unrealized Appreciation	5,990,389
Unrealized Depreciation	(2,507,280)
Tax Net Unrealized Appreciation	$3,483,109

KCM Macro Trends Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended April 30, 2018 and April 30, 2017 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	April 30, 2018	April 30, 2017
Ordinary Income	$8,309,063	$—
Long-Term Capital Gain	2,707,870	2,792,546
Return of Capital	—	—
	$11,016,933	$2,792,546

As of April 30, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$9,858,806	$958,631	$—	$—	$—	$3,483,109	$14,300,546

The difference between book basis and tax basis accumulated net realized gain and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to tax adjustments for C-Corporation return of capital distributions, grantor trusts, royalty trusts, and real estate investment trusts, and the reclassification of Fund distributions resulted in reclassifications for the Fund for the fiscal year ended April 30, 2018 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$44,101	$(44,101)

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tothe Board of Trustees of

Northern Lights Fund Trust and

Shareholders of KCM Macro Trends Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of KCM Macro Trends Fund, a series of Northern Lights Fund Trust, including the schedule of investments, as of April 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of KCM Macro Trends Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2005.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 27, 2018

KCM Macro Trends Fund
EXPENSE EXAMPLES
April 30, 2018 (Unaudited)

As a shareholder of the KCM Macro Trends Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the KCM Macro Trends Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized	Expense Paid
	Account Value	Account Value	Expense	During Period*
	11/1/17	4/30/18	Ratio	11/1/17- 4/30/18
Actual
Class R-1	$1,000.00	$ 1,058.40	1.64%	$8.36
Institutional Class	$1,000.00	$ 1,060.40	1.63%	$8.32
Hypothetical
(5% return before expenses)
Class R-1	$1,000.00	$ 1,016.67	1.64%	$8.19
Institutional Class	$1,000.00	$ 1,016.72	1.63%	$8.14

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six month period ended April 30, 2018 (181) divided by the number of days in the fiscal year (365).

KCM Macro Trends Fund
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2018

KCM Macro Trends Fund (Adviser – Kerns Capital Management, Inc.)*

In connection with the regular meeting held on December 12-13, 2017 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Kerns Capital Management, Inc. (“Adviser”) and the Trust, with respect to the KCM Macro Trends Fund (referred to as the “Fund”) In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that the adviser managed approximately $180 million in assets for a variety of clients through separately managed accounts and the Fund, and provided quantitative liquid alternative strategies to its clients. They reviewed the background information of the key investment personnel responsible for servicing the Fund, noting that the adviser had expanded the portfolio management team in recent years. The Trustees noted the adviser employed a flexible, go-anywhere, long/short investment process that combined quantitative research and fundamentally based algorithms to identify market trends and investment opportunities along with a rules based hedging component to manage volatility. The Trustees further noted the adviser performed compliance trade monitoring using pre-trade checklists, managing cash balances and performance of holdings report reconciliations and real time position monitoring. The Trustees acknowledged the Fund’s excellent returns over most periods, attributing the strong returns to the adviser’s good understanding of risk and implementation of appropriate risk mitigation strategies. The Board agreed that the adviser had done an excellent job in advising the Fund.

Performance. The Trustees noted the Fund was rated 5-stars by Morningstar and had improved its already top-quartile performance versus its peers by finishing the year in the top 1%. The Trustees noted the Fund’s standard deviation was very high, a recognized consequence of the Fund’s strategy, but agreed it was a risk shareholders bear to achieve the 5-star return status. The Trustees agreed that the Fund’s performance continued to improve and provided significant returns to shareholders. They noted that although the Fund had a consistently material level of volatility, the adviser remained true to the Fund’s strategy, showing outstanding returns.

KCM Macro Trends Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
April 30, 2018

Fees and Expenses. The Trustees reviewed the advisory fee and net expense ratio of the Fund. They noted that the advisory fee was lower than the peer group and Morningstar category averages. The Trustees further noted that the Fund’s net expense ratio also compared favorably to its peer group and category. The Trustees concluded the advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether economies of scale had been realized in connection with the adviser’s management of the Fund. They agreed that based on the Fund’s current asset size and profit level, the absence of breakpoints was acceptable at this time.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser. They agreed that the adviser’s profits in dollars was relatively low and, as a percentage of revenue was within reasonable industry standards. The Trustees concluded that the adviser’s profitability was not unreasonable and that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

KCM Macro Trends Fund
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2018

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 -2017); and Altegris KKR Commitments Master Fund (since 2014); OFI Carlyle Global Private Credit Fund (since March 2018).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Northern Lights Fund Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); Northern Lights Fund Trust (since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); previously, AdvisorOne Funds (2004-2013); and The World Funds Trust (2010-2013).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); Northern Lights Fund Trust (since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Fund Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Fund Trust (since 2007).

KCM Macro Trends Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
April 30, 2018

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 -2012); and Vice-President, Blu Giant, (2004 -2013).	N/A	N/A

Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC.	N/A	N/A

James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration (2012-Present).	N/A	N/A

Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A

Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of April 30, 2018, the Trust was comprised of 82 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-275-5599.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-275-5599 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-275-5599.

INVESTMENT ADVISOR
Kerns Capital Management, Inc.
9821 Katy Freeway, Suite 400
Houston, TX 77024

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark Gersten and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl, Mr. Gersten and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 - $14,600

2017 - $13,800

(b)	Audit-Related Fees

2018 – None

2017 – None

(c)	Tax Fees

2018 - $3,200

2017 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 - None

2017 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2018 2017

Audit-Related Fees:     0.00% 0.00%

Tax Fees:     0.00% 0.00%

All Other Fees:     0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $3,200

2017 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 7/2/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 7/2/18

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 7/2/18